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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 31, 2000



                          INTERSTATE HOTELS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Maryland                      0-26805              75-2767215
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 (State or other jurisdiction          (Commission            (IRS Employer
       of Incorporation)               File Number)        Identification No.)


Foster Plaza 10, 680 Andersen Drive, Pittsburgh, Pennsylvania           15220
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (412) 937-0600
                                                    ----------------



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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

         On August 31, 2000, Interstate Hotels Corporation ("the Company") entered into a definitive agreement with CGLH Partners I, LP and CGLH Partners II, LP (together, the "Investor"), pursuant to which the Company agreed to sell to the Investor an aggregate amount of $25,000,000 of its 8.75% Subordinated Convertible Notes (the "Notes") and 500,000 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") for an aggregate amount of $5,000,000. The issuance of the Preferred Stock and the Notes, together with the execution of a Registration Rights Agreement (which is attached as an exhibit hereto), an Investor Agreement, and the formation of a joint venture, all described more fully in the Company's Preliminary Proxy Statement (the "Proxy Statement"), filed with the Securities and Exchange Commission on September 1, 2000, is expected to occur promptly after receipt of stockholder approval for the issuance of the Preferred Stock, the Notes and the shares of Class A Common Stock issuable upon conversion of the Preferred Stock and the Notes.

         In connection with the transactions contemplated under the Securities Purchase Agreement, the Company entered into amended and restated employment agreements with each of Thomas F. Hewitt, J. William Richardson and Kevin P. Kilkeary, members of senior management of the Company (the "Executives"). These amended and restated employment agreements become effective upon the closing of the transactions contemplated under the Securities Purchase Agreement and provide, among other things, as described more fully in the Proxy Statement, for the issuance of an aggregate of 225,000 shares of Preferred Stock to these individuals in exchange for their waiver of severance payments owed to them by the Company under their existing employment agreements. In addition, the Executives entered into a Stockholders Agreement with the Investors pursuant to which they agreed to appoint CGLH Partners III LP as proxy with the power to vote their shares of Preferred Stock on all matters. The Stockholders Agreement also provides for certain tag-along, drag-along and other buyout rights under certain circumstances. A copy of the Stockholders Agreement is attached as an exhibit hereto.

         $25 million of the proceeds raised by the sale of the Notes and the Preferred Stock will be invested by the Company in a newly formed joint venture (the "Joint Venture") with affiliates of the Investor for acquisition of hotel properties that will be managed by the Company. The Investor has committed to invest $20 million of additional capital to the Joint Venture. The Joint Venture is structured as a limited partnership with an affiliate of the Investor serving as the managing general partner having decision-making authority and the Company serving as a general partner having limited authority and responsibility. The limited partnership interests will be owned by affiliates of the Investor, affiliates of the Company and Mr. Hewitt and Mr. Richardson. The Company will own a minority percentage interest of the Joint Venture. The terms of the Joint Venture are described more fully in the Proxy Statement. A copy of the Limited Partnership Agreement for the Joint Venture is attached as an exhibit hereto. Also, in connection with the Investor's investment in the Preferred Stock and the Notes, the Company has agreed to cause its principal operating subsidiary, Interstate Hotels, LLC ("IH, LLC") to redeem from affiliates of Wyndham International, Inc. their 55% non-voting economic interests in IH, LLC (the "Wyndham Interest"). The terms of the redemption of the Wyndham Interest are described more fully in the Proxy Statement and a copy of the Conversion and Redemption Agreement is attached as an exhibit hereto.


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         Also, the Company amended its Rights Agreement, dated as of July 8,
1999, between the Company and American Stock Transfer and Trust Company, as transfer agent. The Amendment made certain provisions of the Rights Agreement inapplicable to the transactions contemplated by the Securities Purchase Agreement to ensure that the transactions contemplated thereunder, including the conversion of the Notes or Preferred Stock into Class A Common Stock, will not result in a distribution of separate rights certificates or the occurrence of a distribution date under the Rights Agreement.

         The foregoing description of the Securities Purchase Agreement, Rights Agreement, employment agreements and related agreements is qualified in its entirety by reference to the full text of such agreements, a copy of which has been filed as an exhibit hereto (or otherwise as an appendix to the Proxy Statement) and is incorporated herein by reference. Copies of such agreements, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired:  N/A

(b)      Pro Forma Financial Information:  None

(c)      Exhibits:

         Number   Exhibit
         ------   -------

          4.1 Amendment No. 1, effective as of August 31, 2000, to the Rights Agreement, dated as of July 8, 1999, between Interstate Hotels Corporation and American Stock Transfer and Trust Company.

         10.1 Form of Agreement of Limited Partnership of CGLH-IHC Fund I, L.P. by and between CGLH Partners III, L.P., as managing general partner, Interstate Investment Corporation, as general partner and CGLH Partners IV L.P. and Interstate Property Partnership, L.P., as limited partners

         10.2 Conversion and Redemption Agreement, dated as of August 31, 2000, by and among Interstate Hotels, LLC, PAH-Interstate Holdings, Inc., Wyndham International, Inc., Patriot American Hospitality, Inc., Northridge Holdings, Inc. and Interstate Hotels Corporation

         10.3 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and Thomas F. Hewitt

         10.4 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and J. William Richardson

         10.5 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and Kevin P. Kilkeary

         10.6 Stockholders Agreement, dated as of August 31, 2000, by and among Interstate Hotels Corporation and Thomas F. Hewitt, J. William Richardson and Kevin P. Kilkeary, as stockholders

         10.7 Form of Registration Rights Agreement, by and between Interstate Hotels Corporation and CGLH Partners I LP and CGLH Partners II LP



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        INTERSTATE HOTELS CORPORATION


                                        By: /s/ J. William Richardson
                                           ------------------------------------
                                            Name:  J. William Richardson
                                            Title: Vice Chairman and
                                                   Chief Financial Officer

Dated: September 6, 2000



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                                INDEX TO EXHIBITS

NUMBER      EXHIBIT
------      -------

  4.1 Amendment No. 1, effective as of August 31, 2000, to the Rights Agreement, dated as of July 8, 1999, between Interstate Hotels Corporation and American Stock Transfer and Trust Company

 10.1 Form of Agreement of Limited Partnership of CGLH-IHC Fund I, L.P. by and between CGLH Partners III, L.P., as managing general partner, Interstate Investment Corporation, as general partner and CGLH Partners IV L.P. and Interstate Property Partnership, L.P., as limited partners

 10.2 Conversion and Redemption Agreement, dated as of August 31, 2000, by and among Interstate Hotels, LLC, PAH-Interstate Holdings, Inc., Wyndham International, Inc., Patriot American Hospitality, Inc., Northridge Holdings, Inc. and Interstate Hotels Corporation

 10.3 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and Thomas F. Hewitt

 10.4 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and J. William Richardson

 10.5 Amended and Restated Employment Agreement, dated as of August 31, 2000 by and between Interstate Hotels Corporation and Kevin P. Kilkeary

 10.6 Stockholders Agreement, dated as of August 31, 2000, by and among Interstate Hotels Corporation and Thomas F. Hewitt, J. William Richardson and Kevin P. Kilkeary, as stockholders

 10.7 Form of Registration Rights Agreement, by and between Interstate Hotels Corporation and CGLH Partners I LP and CGLH Partners II LP



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